Exhibit 99.1


                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned hereby certify that the December 31, 2002 annual report on Form 11-K, as filed by The Ethan Allen Retirement Savings Plan (the "Plan"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such annual report fairly presents, in all material respects, the net assets available for benefits and changes in net assets available for benefits of the Plan.



     /S/    JEFFREY A. HOYT                 Vice President, Finance
------------------------------------------
     (Jeffrey A. Hoyt)



     /S/    CHARLES J. FARFAGLIA            Vice President, Human Resources and
------------------------------------------       Member, Retirement Committee
     (Charles J. Farfaglia)



June 30, 2003